UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

STONEMOR INC.

(Exact name of registrant as specified in its charter)

Delaware		80-0103159
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania		19053
(Address of principal executive offices)		(Zip Code)

(215) 826-2800

Registrant’s telephone number, including area code

StoneMor GP LLC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class of Securities to be Registered	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	STON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the consummation of the transactions described in Item 2.01 below, on December 31, 2019, StoneMor Inc., a Delaware corporation (fka StoneMor GP LLC, prior to the Conversion (as defined below)) (the “Company”), StoneMor Partners L.P., a Delaware limited partnership (“StoneMor” or the “Partnership”), Cornerstone Family Services of West Virginia Subsidiary, Inc., a West Virginia corporation (“Cornerstone” and, collectively with the Partnership, the “Issuers”), certain direct and indirect subsidiaries of the Partnership (the “Guarantors”) and Wilmington Trust, National Association, as trustee, entered into the First Supplemental Indenture (the “Supplemental Indenture”) to the indenture dated June 27, 2019 (the “Indenture”) with respect to the 9.875%/11.500% Senior Secured PIK Toggle Notes due 2024 (the “Notes”). Pursuant to the terms of the Supplemental Indenture, StoneMor Inc. became a guarantor of the Issuers’ joint and several obligations under the Notes and the Indenture on a joint and several basis with the other Guarantors and agreed to be bound by the provisions of the definition of the term “C-Corporation Conversion” and the provisions of Section 8.05(k) of the Indenture to the extent they relate to StoneMor Inc.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this report and incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 31, 2019, the Company and certain of its affiliates completed the previously announced reorganization transaction pursuant to that certain Merger and Reorganization Agreement, dated as of September 27, 2018 (as amended to date, the “Merger Agreement”), by and among StoneMor, StoneMor GP LLC, a Delaware limited liability company and the general partner of the Partnership (“GP,” when referring to the Company prior to the Conversion (as defined below)), StoneMor GP Holdings LLC, a Delaware limited liability company and the sole member of GP (“GP Holdings”), and Hans Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of GP (“Merger Sub”), pursuant to which, among other things, the Partnership became a wholly-owned subsidiary of the converted GP. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

Pursuant to the terms of the Merger Agreement, on the Closing Date: (a) GP Holdings contributed the 2,332,878 Common Units owned by it (the “GP Holdings’ Common Units”) to GP and immediately following receipt thereof, GP contributed the GP Holdings’ Common Units to StoneMor LP Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of GP (“LP Sub,” and such contributions, collectively, the “Contribution”); (b) GP converted into a Delaware corporation named “StoneMor Inc.” (the “Conversion”) and all of the limited liability company interests of GP held by GP Holdings prior to the Conversion were cancelled in accordance with the Merger Agreement; and (c) Merger Sub merged with and into the Partnership (the “Merger”) with the Partnership surviving and with the Company serving as its sole general partner and LP Sub serving as its sole holder of Common Units, and each Outstanding Common Unit (other than those held by LP Sub) and Preferred Unit was converted into the right to receive one share of common stock, par value $0.01 per share, of the Company (the “Company Shares”).

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the Company, the Partnership, Merger Sub, LP Sub or any holder of Common Units or Preferred Units:

•

Each Outstanding Common Unit, including Phantom Units treated as Common Units pursuant to the Merger Agreement, but excluding any Common Units held by LP Sub, and each Outstanding Preferred Unit was converted into the right to receive one Company Share (collectively, the “Merger Consideration”).

•

All Common Units (excluding any Common Units held by LP Sub) and Preferred Units, when converted as a result of and pursuant to the Merger, ceased to be outstanding and were automatically canceled and ceased to exist. At the Effective Time, each holder of a certificate representing Common Units (a “Certificate”) and each holder of non-certificated Common Units or Preferred Units represented by book-entry (“Book-Entry Units”), other than LP Sub, ceased to be a unitholder of the Partnership and (except as otherwise set forth in the Merger Agreement) ceased to have any rights with respect thereto, except the right to receive (A) such holder’s portion of the Merger Consideration and (B) any distributions in accordance with the terms of the Merger Agreement, in each case, to be issued or paid in consideration therefor upon surrender of such Certificate or Book-Entry Unit in accordance with the terms of the Merger Agreement without interest.

•

All of the limited liability company interests in Merger Sub outstanding immediately prior to the Effective Time were converted into and became limited partner interests in the Partnership as the surviving entity, such that following the Effective Time, LP Sub became the sole holder of Common Units of the Partnership.

•

The general partner interest in the Partnership issued and outstanding immediately prior to the Effective Time remained outstanding and unchanged subject to such changes as are set forth in the Partnership Agreement, and the Company continues as the sole general partner of the Partnership.

•

The Incentive Distribution Rights issued and outstanding immediately prior to Effective Time remained outstanding and unchanged subject to such changes as are set forth in the Partnership Agreement, and the Company continues to own 100% of the Incentive Distribution Rights.

•	All of the limited liability company interests of GP were cancelled.

As a result of the completion of the foregoing transactions contemplated by the Merger Agreement, including the Contribution, Conversion and Merger, the Company issued an aggregate of approximately 94.4 million Company Shares to holders of Common Units and Preferred Units on the Closing Date. The Common Units were suspended from trading on the New York Stock Exchange (“NYSE”) prior to the open of trading on January 2, 2020, and the Company Shares began trading on the NYSE under the same ticker symbol “STON” on January 2, 2020.

This Current Report on Form 8-K (“Current Report”) establishes the Company as the successor issuer to the Partnership pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Company Shares are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The description of Company Shares set forth in the proxy statement / prospectus of the Company and the Partnership initially filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2019 (the “Proxy Statement / Prospectus”) is incorporated herein by reference.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibits 2.1 through 2.4 of this Current Report. This summary is not intended to modify or supplement any factual disclosures about the Company or the Partnership, and should not be relied upon as disclosure about the Company or the Partnership without consideration of the periodic and current reports and statements that the Company and the Partnership file or have filed with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships between, and allocate risks among, the parties thereto in relation to the transactions contemplated thereby. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and should not be relied upon as statements of fact.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 31, 2019, StoneMor Inc. became a guarantor of the Issuers’ joint and several obligations under the Notes and the Indenture on a joint and several basis with the other Guarantors pursuant to the terms of the Supplemental Indenture. The terms of the Supplemental Indenture are described in Item 1.01 above, which description is incorporated in its entirety by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the closing of the transactions contemplated by the Merger Agreement (the “Closing”), the Common Units were registered pursuant to Section 12(b) of the Exchange Act, and listed on the NYSE. In connection with the Closing, the Partnership has requested that the NYSE file a Form 25 to withdraw the Common Units from listing on the NYSE. The Common Units will be suspended from trading on the NYSE prior to the open of trading on January 2, 2020. The Partnership expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Common Units, and suspend the reporting obligations under Sections 12(g) and 15(d) of the Exchange Act of the Partnership.

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report is incorporated into this Item 3.03 by reference.

Item 5.01.	Change in Control of Registrant.

Prior to the Effective Time, the Company was a wholly-owned subsidiary of GP Holdings. Upon Closing, a change in control of the Company occurred and all Company Shares are now held by former holders of limited partner interests in the Partnership. The information set forth in Items 2.01, 3.03 and 5.02 of this Current Report is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

At the Effective Time, the directors serving on the board of directors of GP immediately prior to the Effective Time continued to serve as directors on the board of directors of the Company (the “Board”), which directors are listed below. Mr. Axelrod serves as chairman of the Board. The Board is staggered and each member of the Board is designated as a Class I, Class II or Class III director as further indicated below. The Board also formed the following committees: Audit Committee; Compensation, Nominating & Governance Committee and Trust & Compliance Committee. Initial membership in each of the foregoing committees is also set forth below and further discussed in Item 8.01 of this Current Report.

Director	Class	Committee(s)
Andrew Axelrod	III	Trust & Compliance

Joseph M. Redling	III	Trust & Compliance

David Miller	III	Nom/Gov/Comp, Audit

Robert B. Hellman, Jr.	II	Nom/Gov/Comp

Stephen Negrotti	II	Audit

Spencer Goldenberg	I	Nom/Gov/Comp, Audit

Patricia Wellenbach	I	Nom/Gov/Comp, Trust & Compliance

Appointment of Officer

At the Effective Time, the executive officers of GP immediately prior to the Effective Time continued to serve as executive officers of the Company. The names of these executive officers and their respective positions are indicated below.

Name	Position
Joseph M. Redling	President and Chief Executive Officer

Jeffrey DiGiovanni	Senior Vice President and Chief Financial Officer

Tom Connolly	Senior Vice President of Business Planning and Operations

Austin K. So	Senior Vice President, Chief Legal Officer and Secretary

Biographical information for each of the Company’s executive officers is set forth below.

Name	Age	Biographical Information
Joseph M. Redling	60	Mr. Redling has served as President and Chief Executive Officer of GP since July 18, 2018. Prior to his appointment, Mr. Redling served as the Chief Operating Officer of Vonage Holdings. Inc., a billion-dollar communications company, where he managed the day to day operations of the company’s consumer and B2B businesses. Prior to Chief Operating Officer position he was President of Consumer Services for Vonage overseeing its large consumer business unit. Prior to that, Mr. Redling was President and Chief Executive Officer of Nutrisystem, Inc., a leader in the weight-loss industry. His experience also includes over a decade with Time Warner and AOL where he held a number of senior executive level roles including Chief Marketing Officer, President of Paid Services and Customer Management, President of the AOL Access Business and CEO of AOL International.

Jeffrey DiGiovanni	43	Mr. DiGiovanni was appointed CFO in September 2019. Prior to joining StoneMor, was Managing Director at a leading accounting and transaction advisory firm with offices in Philadelphia, New York City and Princeton, N.J. While there, from 2012 to 2017, he worked with clients to deliver services, including readiness for initial public offerings, financial reporting including reporting to the Securities and Exchange Commission and technical accounting assistance on complex transactions. He holds a Bachelor of Science degree in Accounting and a Master of Science in Financial Services from Saint Joseph’s University and is a Certified Public Accountant.

Tom Connolly	53	Mr. Connolly joined StoneMor in April 2019 as a consultant and helped facilitate the June 2019 recapitalization and formulate the Company’s business planning process. Tom was named Senior Vice President of Business Planning and Operations in September 2019. Immediately prior to StoneMor, he served as Vice President, Business Operations for Brookstone, an omni channel business with mall, airport, ecommerce and wholesale divisions. Previously, Tom worked for Vestis Retail Group (Bob’s Stores, Eastern Mountain Sports and Sport Chalet) and EMS. Tom possesses a broad range of professional competencies, including: finance, strategic planning, analytics, marketing, ecommerce, wholesale, airport retail, merchandise planning, operations, real estate, store operations, organizational design and human resources. He earned a B.A. in Political Science from Haverford University.

Austin K. So	45	Mr. So has served as General Counsel, Chief Legal Officer and Secretary of GP since July 5, 2016. Prior to joining GP, Mr. So was the Division General Counsel and Secretary of Heraeus Incorporated, a global manufacturing conglomerate, from 2012 to 2016. Leading a team of lawyers based in Germany, China and the United States, Mr. So oversaw litigation, mergers and acquisitions, commercial transactions, government investigations, compliance, export control, trade law and other legal matters. From 2002 to 2012, Mr. So practiced both transactional law and litigation at corporate law firms in New York City. Mr. So received an A.B. from Harvard College and a J.D. from The University of Pennsylvania Law School.

Indemnification Agreements

In connection with the closing of the transactions contemplated by the Merger Agreement, the Company entered into Indemnification Agreements (the “Indemnification Agreements”) with each officer and director of the Company. The full text of the Form of Indemnification Agreement is attached as Exhibit 10.1 to this Current Report and incorporated into this Item 5.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 31, 2019, in connection with the closing of the transactions contemplated by the Merger Agreement, GP filed a Certificate of Conversion with the Secretary of State of the State of Delaware to effect the Conversion, whereby GP would be converted from a Delaware limited liability company to a Delaware corporation. In connection with the Conversion, GP changed its name to “StoneMor Inc.” Simultaneously therewith, GP filed a Certificate of Incorporation of the Company (the “Charter”) and adopted bylaws of the Company (the “Bylaws”). The Charter and Bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Adoption of Corporate Code of Business Conduct and Ethics

On December 31, 2019, in connection with the Closing, including the Conversion, the Board, upon the recommendation of the CN&G Committee (as defined below), approved a new Corporate Code of Business Conduct and Ethics (the “Code of Conduct”). The Code of Conduct applies to all directors, officers and employees of the Company and its subsidiaries. A copy of the Code of Conduct will be made available on the Company’s website at https://www.stonemor.com/investors/corporate-governance/. Other information, materials, and content on the Company’s website do not constitute part of and are not incorporated into this Current Report.

Item 8.01.	Other Events.

Establishment of Audit Committee and Adoption of Audit Committee Charter

On December 31, 2019 and in connection with the Closing, the Board established an audit committee of the Board (the “Audit Committee”) and approved and adopted a charter (the “Audit Committee Charter”) to govern the Audit Committee. Membership of the Audit Committee is set forth above under Item 5.02 of this Current Report.

Each member of the Audit Committee will meet the independence requirements of the NYSE and the SEC, as well as any other applicable requirements. Mr. Negrotti has been further determined by the Board to have accounting or related financial management expertise and meet the qualifications of an “audit committee financial expert” in accordance with NYSE listing standards and SEC rules, as applicable. The “audit committee financial expert” designation is a disclosure requirement of the SEC related to Mr. Negrotti’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on Mr. Negrotti as a member of the Audit Committee and the Board and it does not affect the duties, obligations or liabilities of any other member of the Board. In addition to the enumerated responsibilities of the Audit Committee in the Audit Committee Charter, the primary function of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. The establishment of the Audit Committee and the approval of the Audit Committee Charter are both effective as of December 31, 2019. A copy of the Audit Committee Charter will be made available on the Company’s website at https://www.stonemor.com/investors/corporate-governance/.

Establishment of Compensation, Nominating & Governance Committee and Adoption of CN&G Committee Charter

On December 31, 2019 and in connection with the Closing, the Board established a compensation, nominating and governance committee (the “CN&G Committee”) and approved and adopted a charter (the “CN&G Committee Charter”) to govern the CN&G Committee.

Each member of the CN&G Committee will meet the independence requirements of the NYSE and the SEC, as well as any other applicable requirements. In addition to the enumerated responsibilities of the CN&G Committee Charter, the primary function of the CN&G Committee is to (i) assist the Board by identifying individuals qualified to become members of the Board, consistent with the criteria approved of by the Board, and recommending director nominees to the Board for election at the annual meetings of stockholders or for appointment to fill vacancies on the Board; and (ii) review, evaluate, approve and administer, to the extent applicable, the agreements, plans, policies and programs of the Company to compensate the Company’s executive officers and directors. The establishment of the CN&G Committee and the approval of the CN&G Committee Charter are both effective as of December 31, 2019. A copy of the CN&G Committee Charter will be made available on the Company’s website at https://www.stonemor.com/investors/corporate-governance/.

Establishment of Trust & Compliance Committee and Adoption of T&C Committee Charter

On December 31, 2019 and in connection with the Closing, the Board established a trust and compliance committee (the “T&C Committee”) and approved and adopted a charter (the “T&C Committee Charter”) to govern the T&C Committee.

In addition to the enumerated responsibilities of the T&C Committee Charter, the primary function of the T&C Committee is to (i) assist the Board in fulfilling its responsibility in the oversight and management of certain of the Company’s trusts and (ii) oversee and assess the Company’s compliance with non-financial legal and regulatory requirements. The establishment of the T&C Committee and the approval of the T&C Committee Charter are both effective as of December 31, 2019. A copy of the T&C Committee Charter will be made available on the Company’s website at https://www.stonemor.com/investors/corporate-governance/.

Adoption of Corporate Governance Guidelines

On December 31, 2019, in connection with the Closing, including the Conversion, the Board, upon the recommendation of the CN&G Committee (as defined below), approved new Corporate Governance Guidelines (the “Guidelines”). A copy of the Guidelines will be made available on the Company’s website at https://www.stonemor.com/investors/corporate-governance/. Other information, materials, and content on the Company’s website do not constitute part of and are not incorporated into this Current Report.

Press Release

On December 31, 2019, the Company issued a press release announcing the completion of the transactions contemplated by the Merger Agreement, which is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description of Exhibit

2.1	Merger and Reorganization Agreement, dated as of September 27, 2018, by and among StoneMor Partners L.P., StoneMor GP LLC, StoneMor GP Holdings LLC, and Hans Merger Sub, LLC (incorporated by reference to Exhibit 2.1 of the Registrant’s Form S-4/A filed with the Securities and Exchange Commission on November 13, 2019).

2.2	First Amendment to Merger and Reorganization Agreement, dated as of April 30, 2019, by and among StoneMor Partners L.P., StoneMor GP LLC, StoneMor GP Holdings LLC, and Hans Merger Sub, LLC (incorporated by reference to Exhibit 2.2 of the Registrant’s Form S-4 filed with the Securities and Exchange Commission on November 13, 2019).

2.3	Second Amendment to Merger and Reorganization Agreement, dated as of June 27, 2019, by and among StoneMor Partners L.P., StoneMor GP LLC, StoneMor GP Holdings LLC, and Hans Merger Sub, LLC (incorporated by reference to Exhibit 2.3 of the Registrant’s Form S-4 filed with the Securities and Exchange Commission on November 13, 2019).

2.4*	Third Amendment to Merger and Reorganization Agreement, dated as of December 11, 2019, by and among StoneMor Partners L.P., StoneMor GP LLC, StoneMor GP Holdings LLC, and Hans Merger Sub, LLC

3.1*	Certificate of Incorporation of the Company

3.2*	Bylaws of the Company

4.1*	First Supplemental Indenture, dated as of December 31, 2019, by and among StoneMor Partners L.P., Cornerstone Family Services of West Virgina Subsidiary, Inc., StoneMor Inc., the Subsidiary Guarantors and Wilmington Trust, National Association.

Exhibit Number	Description of Exhibit

10.1*	Form of Indemnification Agreement

99.1*	Press Release, dated as of December 31, 2019

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2019	STONEMOR INC.

	By:	/s/ Austin K. So
Austin K. So
Senior Vice President, Chief Legal Officer and Secretary

SIGNATURE PAGE TO

STONEMOR INC. CLOSING 8-K